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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. _______) of our report dated April 11, 2000 included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                 /s/ ARTHUR ANDERSEN LLP


Orange County, California
January 23, 2001